EXHIBIT 10.12
SHTURMAN CARDIOLOGY SYSTEMS, INC.
1991 STOCK OPTION PLAN
SECTION 1.
DEFINITIONS
     As used herein, the following terms shall have the meanings indicated below:
(a) The “Company” shall mean Shturman Cardiology Systems, Inc., a Minnesota corporation.
(b) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.
(c) “Common Stock” shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.
(d) The “Plan” shall mean the Shturman Cardiology Systems, Inc. 1991 Stock Option Plan, as amended hereafter from time to time, including the forms of Option Agreements as they may be modified by the Board from time to time.
(e) The “Optionee” for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the “Optionee” is the director, officer, employee, advisor or consultant of the Company or any Subsidiary to whom a nonqualified stock option has been granted.
(f) “Committee” shall mean a Committee composed of two or more directors required by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board. Each of the members of the Committee shall be a “disinterested” person within the meaning of Rule 16b-3. A“disinterested” person under Rule 16b-3 means a director who is not, during the one year prior to service as a member of the Committee, granted or awarded equity securities pursuant to the Plan or any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights, except those plans described under Rule 16b-3 in which participation is allowed.

(g) The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.
SECTION 2.
PURPOSE
     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees and consultants upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.
     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as “incentive stock options” under the provisions of Section 422A of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.
SECTION 3.
EFFECTIVE DATE OF PLAN
     The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.
SECTION 4.
ADMINISTRATION
     The Plan shall be administered by the Board of Directors of the Company (the “Board”) or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the “Committee” and as defined in Section l(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the

Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan, or the Committee’s interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.
     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
     The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers, employees, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted.
     The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.

SECTION 6.
STOCK
     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Seven Hundred Fifty Thousand (750,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.
SECTION 7.
DURATION OF PLAN
     Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.
SECTION 8.
PAYMENT
     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check or Common Stock of the Company valued at such stock’s then “fair market value” as defined in Section 9 below.
SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
     Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:
(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. The “fair market value” of the Common Stock shall be determined by the Board, or the Committee if so empowered by the Board, in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.
(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.
(c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an “Incentive Stock Option” as defined in Section 422A of the Internal Revenue Code or to conform to any change therein.

(d) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee’s death, such holding period shall not be applicable pursuant to Section 421 (c)(l) of the Internal Revenue Code.
SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:
(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the “fair market value” of a share of Common Stock shall have the same meaning as set forth under Section 9(a) herein.
(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.
(c) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option’s exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option’s exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its “fair market value,” as provided under Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
(d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.
SECTION 11.
TRANSFER OF OPTION
     No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee’s lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee’s lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.

SECTION 12.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
CONSOLIDATION OR LIQUIDATION
     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
     In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors shall, in its sole discretion, in connection with the Board’s adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 13.
INVESTMENT PURPOSE
     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board, or the Committee if so empowered by the Board, may require Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.
SECTION 14.
RIGHTS AS A SHAREHOLDER
     An Optionee (or the Optionee’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).
SECTION 15.
AMENDMENT OF THE PLAN
     The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of “Incentive Stock Options” as defined in Section 422A of the Internal Revenue Code.
SECTION 16.
NO OBLIGATION TO EXERCISE OPTION
     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.

SHTURMAN CARDIOLOGY SYSTEMS, INC.
INCENTIVE STOCK OPTION AGREEMENT
     THIS AGREEMENT, made this       day of      , 19_, by and between SHTURMAN CARDIOLOGY SYSTEMS, INC., a Minnesota corporation (the “Company”), and                      (the “Optionee”);
W I T N E S S E T H :
     WHEREAS, the Optionee on the date hereof is an employee of the Company or a Subsidiary of the Company;
     WHEREAS, to induce the Optionee to continue in its employ and to further the Optionee’s efforts in its behalf, the Company desires to grant to the Optionee an incentive stock option to purchase shares of its Common Stock;
     WHEREAS, the Company’s Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the “Shturman Cardiology Systems, Inc. 1991 Stock Option Plan” (hereinafter referred to as the “Plan”); and
     WHEREAS, on the date hereof, the Company’s Board of Directors (or, if so appointed and empowered by the Board, the Board’s Stock Option Committee) authorized the grant of this incentive stock option to the Optionee;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:
     1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase                      shares of Common Stock of the Company (the “Option Stock”) subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan.
     2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $                     per share (not less than the fair market value as of date of grant), subject only to adjustment of such price as provided in Section 12 of the Plan.
     3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10 or 11 below, this option shall terminate as of the close of the business on                     .
     During the first year after the date of this Agreement, this option shall not be exercisable. Thereafter, this option shall be exercisable to the extent of                      percent (                    %) of such total number of shares during each succeeding year until the earlier of the time this option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted or its termination as provided hereinabove. If the Optionee does not purchase in any option year the full number of shares which the Optionee is entitled to purchase that year, the Optionee may purchase in any subsequent option year such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company’s shareholders, this option shall not be exercisable until such approval is obtained.
     4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.
     5. Manner of Exercise of Option. This option is to be exercised by the Optionee (or by the Optionee’s successor or successors) by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Optionee shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Optionee representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and against payment by the Optionee of the required purchase price, deliver to the Optionee certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, Common Stock of the Company, or any combination there of. Any stock so tendered as part of such payment shall be valued at its then “fair market value” as provided in the Plan. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.
     6. Rights as a Shareholder. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends(ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.
     7. Stock Option Plan. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee, and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.
     8. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a disqualifying disposition of Option Stock by Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due Optionee appropriate state and federal income taxes as the Company determines may be required by law. In the event the Company is unable to withhold such taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.
     9. Investment Purpose. The Company requires as a condition to the grant and exercise of this option that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule or any government or governmental agency. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.
     10. Termination of Employment. If the Optionee ceases to be an employee of the Company or any Subsidiary for any reason (including termination of employment as a result of the reorganization, sale or liquidation by the Company of the Subsidiary which employs the Optionee, where the Optionee does not thereafter continue as an employee of the Company or another Subsidiary), other than because of death (as described below) or because of the sale, merger, consolidation or liquidation of the Company (which is covered by the provisions of Section 12 of the Plan), this option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date under this option. In such period following such termination of employment, this option shall be exercisable only to the extent the option was exercisable on the date of termination of employment, but had not previously been exercised.
     11. Death of Optionee. If the Optionee dies (i) while in the employ of the Company or any Subsidiary, or (ii) within the period of three months after the termination of employment with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the six-month anniversary date of the Optionee’s death, and (ii) the expiration date under this option. In such period following the Optionee’s death, this option may be exercised by the person or persons to whom the Optionee’s rights under this option shall have passed by the Optionee’s will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death, but had not previously been exercised.
     12. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. In the event of a stock dividend or stock split, the number of shares of Option Stock and option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this option shall be adjusted as provided in Section 12 of the Plan.

     13. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 hereof.
     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

SHTURMAN CARDIOLOGY SYSTEMS, INC.

By

Its

COMPANY

OPTIONEE

SHTURMAN CARDIOLOGY SYSTEMS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT
     THIS AGREEMENT, made this         day of        ,19       , by and between SHTURMAN CARDIOLOGY SYSTEMS, INC., a Minnesota corporation (the “Company”), and                                          (the “Optionee”);
W I T N E S S E T H :
     WHEREAS, the Optionee on the date hereof is an employee, officer, director, consultant or advisor of the Company or a Subsidiary of the Company;
     WHEREAS, to induce the Optionee to further the Optionee’s efforts in its behalf, the Company desires to grant to the Optionee a nonqualified stock option to purchase shares of its Common Stock;
     WHEREAS, the Company’s Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as the “Shturman Cardiology Systems, Inc. 1991 Stock Option Plan” (hereinafter referred to as the “Plan”); and
     WHEREAS, on the date hereof, the Company’s Board of Directors (or, if so appointed and empowered by the Board, the Board’s Stock Option Committee) authorized the grant of this nonqualified stock option to the Optionee;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:
     1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase         shares of Common Stock of the Company (the “Option Stock”) subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan.
     2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $                     per share, subject only to adjustment of such price as provided in Section 12 of the Plan.
     3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10 or 11 below, this option shall be exercisable at any time and shall terminate as of the close of business on                     .

     If this option has been granted prior to approval of the Plan by the Company’s shareholders, this option shall not be exercisable until such approval is obtained.
     4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.
     5. Manner of Exercise of Option. This option is to be exercised by the Optionee (or by the Optionee’s successor or successors) by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Optionee shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Optionee representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and against payment by the Optionee of the required purchase price, deliver to the Optionee certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its then “fair market value” as provided in the Plan. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.
     6. Rights as a Shareholder. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.
     7. Stock Option Plan; Type of Option. The option evidenced by this Agreement is intended to constitute a nonqualified stock option and not an incentive stock option under Section 422A of the Internal Revenue Code. The option hereunder is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan, The Plan governs this option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.
     8. Withholding Taxes. In order to permit the Company to receive a tax deduction in connection with the exercise of this option, the Optionee agrees that as a condition to any exercise of this option, the Optionee will also pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option’s exercise.
     9. Investment Purpose. The Company requires as a condition to the grant and exercise of this option that any stock acquired pursuant to this option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule or any government or governmental agency. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to this option, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.
     10. Termination of Employee, Director, Consultant or Advisor. If the Optionee ceases to be an employee, director, consultant or advisor of the Company or any Subsidiary for any reason (including termination of employment, directorship or services as a consultant or advisor as a result of the reorganization, sale or liquidation by the Company of the Subsidiary which employs or retains the Optionee, where the Optionee does not thereafter continue as an employee, director, consultant or advisor of the Company or another Subsidiary), other than because of death (as described below) or because of the sale, merger, consolidation or liquidation of the Company (which is covered by the provisions of Section 12 of the Plan), this option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, directorship or services as a consultant or advisor and (ii) the expiration date under this option. In such period following such termination, this option shall be exercisable only to the extent the option was exercisable on the date of termination of employment, directorship or services as a consultant or advisor, but had not previously been exercised. Notwithstanding the foregoing, this paragraph shall not apply in the event the consultant or advisor ceases serving in such capacity after completing the full term of the agreement pursuant to which this option was granted.
     11. Death of Optionee. If the Optionee dies (i) while an employee, director, consultant or advisor of the Company or any Subsidiary, or (ii) within the period of three months after the termination of employment, directorship, or services as a consultant or advisor with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the six-month anniversary date of the Optionee’s death and (ii) the expiration date under this option. In such period following the Optionee’s death, this option may be exercised by the person or persons to whom the Optionee’s rights under this option shall have passed by the Optionee’s will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death, but had not previously been exercised.
     12. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. In the event of a stock dividend or stock split, the number of shares of Option Stock and option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this option shall be adjusted as provided in Section 12 of the Plan.
     13. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 above.
     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

SHTURMAN CARDIOLOGY SYSTEMS, INC.

By

Its

Company

Optionee